UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2011 (April 4, 2011)

Encore Energy Partners LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-33676	20-8456807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 4, 2011, Encore Energy Partners LP (the “Partnership”) dismissed Ernst & Young LLP (“E&Y”) as the Partnership’s independent registered public accounting firm, effective immediately.

E&Y has expressed unqualified opinions on the consolidated financial statements of the Partnership for the years ended December 31, 2010 and 2009. During the two most recent fiscal years and interim period preceding E&Y’s dismissal, there were no (i) disagreements with E&Y or (ii) any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided E&Y with a copy of this Current Report on Form 8-K and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of E&Y’s letter dated April 5, 2011 is attached herewith as Exhibit 16.1.

On April 4, 2011, the Audit Committee approved the engagement terms of BDO USA, LLC (“BDO”) and authorized BDO to serve as the Partnership’s independent registered public accountants for the fiscal year ending December 31, 2011 and perform such other attestation services for the Partnership as may be required for the remainder of calendar year 2011.  BDO has accepted the engagement.

During the Partnership’s two most recent fiscal years and the subsequent interim period prior to engaging BDO, neither the Partnership nor anyone acting on its behalf consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, and neither a written report nor oral advice was provided to the Partnership by BDO that was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP

BY:	Encore Energy Partners GP LLC,

its general partner

By:              /s/ Scott W. Smith
Name:         Scott W. Smith
Title:           President, Chief Executive Officer and Director
April 5, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 16.1	Letter re change in certifying accountant